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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                October 29, 2004

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                             GLOBECOMM SYSTEMS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

          000-22839                                      11-3225567
     (COMMISSION FILE NUMBER)               (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                45 Oser Avenue
                            Hauppauge, New York 11788
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (631) 231-9800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     The disclosure set forth under Item 2.03 (Creation of a Direct Financial
Obligation or an Obligation under an Off-Balance Sheet Arrangement of a
Registrant) is hereby incorporated by reference into this Item 1.01.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     Globecomm Systems Inc. (the "Company") entered into the Fifth Loan
Modification Agreement with Silicon Valley Bank, dated as of October 29, 2004
(the "Fifth Modification"), which amends the Loan and Security Agreement, dated as of September 15, 2003, as amended from time to time (the "Loan Agreement").

     The Fifth Modification (i) increases the existing working capital line of credit from $10.5 million to a maximum of $16.5 million; (ii) reduces the variable interest rate component of the line of credit from the Prime Rate (as defined in the Loan Agreement) plus two percent (2.0%) per year to the Prime
Rate plus one and one-half percent (1.5%) per year; (iii) eliminates the requirement of minimum monthly interest payments; (iv) eliminates the pre-payment and early termination penalty; and (v) extends the maturity date of the Loan Agreement from October 31, 2004 to October 28, 2005. The Fifth
Modification also includes minimum tangible net worth, liquidity and financial reporting requirements. As of October 29, 2004, no borrowings were outstanding under the working capital line, however, there were standby letters of credit of approximately $10.5 million, which were applied against and reduced the amounts available under this credit facility.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

Exhibit Number    Description

10.1              Fifth Loan Modification Agreement, dated as of October 29,
                  2004, by and among Silicon Valley Bank, Globecomm Systems Inc.
                  and NetSat Express, Inc. (filed herewith).

99.1              Press release, released publicly on November 3, 2004 (filed herewith).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Globecomm Systems Inc.
                                       (Registrant)

                                       By:    /s/ Andrew C. Melfi
                                              ----------------------------------
                                       Name:  Andrew C. Melfi
                                       Title: Vice President, Chief Financial
                                              Officer and Treasurer (Principal
                                              Financial and Accounting Officer)

Dated:  November 3, 2004